[cover page]

OPPENHEIMER NEW JERSEY MUNICIPAL FUND
Semiannual Report January 31, 1997























OPPERNHEIMERFUNDS SM[LOGO]
THE RIGHT WAY TO INVEST

This Fund is for NEW JERSEY residents who need a source of income that's EXEMPT from current TAXES.

HOW YOUR FUND IS MANAGED
         Oppenheimer  New  Jersey   Municipal  Fund invests in  a  diversified
portfolio of New Jersey municipal bonds. As a Fund shareholder, you receive income that is free from federal and New Jersey income taxes.(1) Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Cumulative total returns for the six months ended 1/31/97 were 3.64% for Class A shares, 3.24% for Class B shares and 3.30% for Class C shares, without deducting sales charges.(2)

Your Fund's average annual total returns for Class A shares for the 1-year period ended 12/31/96 and since inception on 3/1/94 were 0.43% and 3.29%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 3/1/94 were (0.34)% and 3.26%, respectively. For Class C shares, average annual total returns for the 1-year period ended 12/31/96 and since inception on 8/29/95 were 3.57% and 6.51%, respectively.(3)

YIELD

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/97: (4)

Class A    4.18%

Class B    3.63%

Class C    3.61%


BEAT THE AVERAGE

Total Return for the 1-Year Period
Ended 12/31/96:


Oppenheimer New Jersey
Municipal Fund Class A shares
(at net asset value)(2)                       5.44%

Lipper New Jersey Municipal Debt
Fund Average for 53 New Jersey
Municipal Debt Funds as of 12/31/96 (5)       3.25%


OUTLOOK

"Because of the generally conservative design of the Fund, we expect to continue to manage a relatively high yield, low volatility investment vehicle for New Jersey investors to earn double tax-exempt income."

                                      Caryn Halbrecht, Portfolio Manager
                                      January 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest. As of October 10, 1996, the Fund's name was changed from "Oppenheimer New Jersey Tax-Exempt Fund."

1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.

2. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

4. Standardized yield is based on net investment income for the 30-day period ended 1/31/97. Falling net asset values will tend to artificially raise yields.

5. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Oppenheimer New Jersey Municipal Fund is characterized by Lipper as a New Jersey municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.


2 Oppenheimer New Jersey Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer New Jersey
Municipal Fund


Dear Shareholder,

         It's true that the stock market of 1996 received virtually all the recognition this past year. While excitement during the second half of the year revolved around equities, the bond market was experiencing a quiet, yet solid, rebound.

         Some analysts anticipated that moderated economic growth and low inflation would help stabilize interest rates, and even lower them--all factors that would be beneficial for the bond market. During the second half of 1996,
that's  exactly  how events  unfolded.   In  October,  when  the  economy  was
characterized by a firm dollar, low inflation and slow growth, the Federal Reserve responded by maintaining its hands-off approach to interest rates. It appeared that earlier concerns about rapid inflationary growth had been overblown, and interest rates declined soon afterward. With continued, sustainable, non-inflationary growth of around 2% to 2.5%, and no interest rate raises expected from the Federal Reserve, the economy seemed to have settled into a comfortable pattern of neither too little nor too much growth.

         Moving ahead to 1997, President Clinton has pledged to focus on balancing the federal budget during his second term. In fact, politicians from every camp are discussing their intent to reduce the budget, perhaps through a balanced budget amendment. Such a move should prove beneficial for the municipal bond market. The other good news for municipal bond investors is that President Clinton has no plans of initiating a flat tax, a proposal that would have eliminated the tax advantages of municipal bonds.

         On the other hand, investors may have experienced some volatility in the income stream from municipal bond funds. This is primarily because the availability of quality bonds paying high dividends has decreased over the past few years, making it more difficult to find value bonds. We believe that over the long term and on a tax-adjusted basis, our funds will continue to offer value with the potential for higher total return.

         When you consider the combination of these developments last year--a sustained economic growth pattern, the assurance of a balanced federal budget and the dissipated threat of a flat tax--the tax advantages of municipal bond investing become much more attractive.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.


/S/ BRIDGET A. MACASKILL

Bridget A. Macaskill
February 24, 1997


3 Oppenheimer New Jersey Municipal Fund

CARYN HALBRECHT
Portfolio Manager

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

Q + A

HOW HAS THE FUND PERFORMED?

Our performance has been relatively strong. We attribute the Fund's success to our strategy of holding municipal bonds that offer potentially high after-tax income. As a result of this strategic positioning, Oppenheimer New Jersey Municipal Fund finished 1st out of 53 New Jersey municipal debt funds ranked by Lipper Analytical Services for the 1-year period ended 12/31/96.(1)

WHAT INVESTMENT STRATEGIES MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

A major factor in the Fund's performance was our ability to respond to fluctu-ating interest rates by adjusting the portfolio's average maturity. In the early part of the period, we maintained a relatively short average duration, which is a measure of the portfolio's price sensitivity to changes in interest rates. This move was particularly helpful as interest rates were rising. However, during the second half of the period when interest rates began to decline, we responded by extending the portfolio's duration, a strategy which served to benefit the Fund as the bond market rallied.

During the period, the Fund has been concentrated in cushion bonds. These are bonds that have relatively high coupons, high current yield and low price volatility. Because higher-yielding bonds often have a lower rating, they require careful analysis of the risk of default.

In addition, we prefer revenue bonds--such as water and sewer, toll roads and transportation bonds--to general obligation bonds. Revenue bonds maintain user fees that generate a revenue stream. These bonds are more in step with today's economic climate, where the policies we see coming out of Washington place more pressure on states and localities to produce their own revenues and services. With revenue bonds, the primary purpose is to finance an essential service such as water and sewer, and to that extent, they encounter less political pressure and have the capacity to charge the fees that are necessary to maintain the services.(2)

WHAT AREAS ARE YOU CURRENTLY TARGETING?

We are adding to the housing sector, where yields are attractive. In addition, the healthcare industry has shown tremendous growth throughout New Jersey and we've been able to benefit by investing in hospital bonds. Lastly, for diver-sification, we've added some Puerto Rico highway bonds.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to maintain a positive outlook and believe municipal bonds offer good value. Currently, long-term interest rates are low, there doesn't appear to be any real inflation on the horizon, and we've seen steady, moderate economic growth in the United States for some time. Even if interest rates were to fall over the near term, bonds would appreciate in value. Because of the generally conservative design of the Fund, we expect to continue to manage a relatively high yield, low volatility investment vehicle for New Jersey investors to earn double tax-exempt income.//


1. Source: Lipper Analytical Services, 12/31/96. The Lipper average is shown for comparative purposes only. Oppenheimer New Jersey Municipal Fund is characterized by Lipper as a New Jersey municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.
2. The Fund's portfolio is subject to change.

4 Oppenheimer New Jersey Municipal Fund

                                                    -----------------------------------------------------------------------
                                                    STATEMENT OF INVESTMENTS January 31, 1997 (Unaudited)


                                                                     RATINGS:  MOODY'S/    FACE             MARKET VALUE
                                                                     S&P'S/FITCH'S         AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 99.5%
---------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 86.5%
       --------------------------------------------------------------------------------------------------------------------
       Bayonne, NJ GOB, FGIC Insured, 6%, 5/1/13                     Aaa /AAA /AAA         $     100,000    $      103,841
       --------------------------------------------------------------------------------------------------------------------
       Bergen Cnty., NJ MUAU Water PC RB, Series A,
       FGIC Insured, 6.50%, 12/15/12                                 Aaa /AAA /AAA               400,000           434,564
       --------------------------------------------------------------------------------------------------------------------
       Camden Cnty., NJ MUAU Sewer RB:
       Prerefunded, FGIC Insured, 8.125%, 12/1/07                    Aaa /AAA                    505,000           533,482
       Unrefunded Balance, FGIC Insured, 8.125%, 12/1/07             Aaa /AAA                    245,000           258,539
       --------------------------------------------------------------------------------------------------------------------
       Delaware River Joint Toll Bridge Commission RB, Interstate
       78, Prerefunded, FGIC Insured, 7.80%, 7/1/18                  Aaa /AAA /AAA               175,000           187,806
       --------------------------------------------------------------------------------------------------------------------
       Delaware River Port Authority, Delaware River Bridges
       RRB, AMBAC Insured, 7.375%, 1/1/07                            Aaa /AAA /AAA               750,000           801,255
       --------------------------------------------------------------------------------------------------------------------
       East Orange, NJ GOB, FSA Insured, 8.40%, 8/1/06               Aaa /AAA                  1,000,000         1,260,790
       --------------------------------------------------------------------------------------------------------------------
       Essex Cnty., NJ Improvement Authority Lease RB,
       Prerefunded, AMBAC Insured, 7%, 12/1/20                       Aaa /AAA /AAA               150,000           166,344
       --------------------------------------------------------------------------------------------------------------------
       Hoboken, Union City & Weehawken, NJ Sewer Authority
       RRB, MBIA Insured, 6.20%, 8/1/19                              Aaa /AAA                     85,000            88,962
       --------------------------------------------------------------------------------------------------------------------
       Hudson Cnty., NJ COP, Correctional Facility Improvements,
       Prerefunded, BIG Insured, 7.60%, 12/1/21                      Aaa /AAA                    900,000           974,916
       --------------------------------------------------------------------------------------------------------------------
       Hudson Cnty., NJ MUAU System RB, Prerefunded,
       11.875%, 7/1/06                                               Aaa /AAA                    520,000           669,448
       --------------------------------------------------------------------------------------------------------------------
       Lacey, NJ MUAU Water RB, Prerefunded,
       BIG Insured, 7%, 12/1/16                                      Aaa /AAA                    500,000           546,515
       --------------------------------------------------------------------------------------------------------------------
       Mercer Cnty., NJ Improvement Authority RB,
       Justice Complex Project, 6.05%, 1/1/11                        Aa  /A-                     250,000           249,997
       --------------------------------------------------------------------------------------------------------------------
       New Brunswick, NJ Parking Authority RRB,
       Series A, FGIC Insured, 6.50%, 9/1/19                         Aaa /AAA                    150,000           163,305
       --------------------------------------------------------------------------------------------------------------------
       NJ EDAU PC RB, Public Service Electric & Gas Co. Project,
       Series A, MBIA Insured, 6.40%, 5/1/32                         Aaa /AAA                    500,000           527,965
       --------------------------------------------------------------------------------------------------------------------
       NJ EDAU Water Facilities RB, American Water Co., Inc.
       Project, Series A, FGIC Insured, 6.875%, 11/1/34              Aaa /AAA /AAA               500,000           549,585
       --------------------------------------------------------------------------------------------------------------------
       NJ GOB, Series D, 8%, 2/15/07                                 Aa1 /AA+ /AA+               400,000           494,696
       --------------------------------------------------------------------------------------------------------------------
       NJ HCF FAU RB:
       Centrastate Medical Center, Series A,
       AMBAC Insured, 6%, 7/1/21                                     Aaa /AAA /AAA               100,000           101,132
       Columbus Hospital, Series A, 7.50%, 7/1/21                    Baa3/BB-                  1,000,000         1,053,100
       Southern Ocean Cnty. Hospital, Series A, 6.25%, 7/1/23        Baa2/NR  /BBB             1,000,000         1,006,300
       St. Elizabeth Hospital Obligation Group, 6%, 7/1/27           Baa2/BBB                    500,000           495,345
       St. Josephs Hospital & Medical Center, Series A, 6%, 7/1/26   NR  /AAA /A-                750,000           760,162
       --------------------------------------------------------------------------------------------------------------------
       NJ HFAU RRB, Dover General Hospital & Medical Center,
       MBIA Insured, 7%, 7/1/03                                      Aaa /AAA                  1,000,000         1,126,380
       --------------------------------------------------------------------------------------------------------------------
       NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
       6.25%, 5/1/28                                                 Aaa /AAA                  1,000,000         1,019,300
       --------------------------------------------------------------------------------------------------------------------
       NJ Mtg. & HFA RB:
       Home Buyer, Series J, MBIA Insured, 6.20%, 10/1/25            Aaa /AAA                    200,000           201,508
       Series S, MBIA Insured, 6.05%, 10/1/28                        Aaa /AAA                  1,000,000         1,000,750
       --------------------------------------------------------------------------------------------------------------------
       NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28                   NR  /A+                     150,000           155,756
       --------------------------------------------------------------------------------------------------------------------
       NJ Sports & Exposition Authority RRB, Convention Center
       Luxury Tax, Series A, MBIA Insured, 6.25%, 7/1/20             Aaa /AAA                     80,000            84,131


5 Oppenheimer New Jersey Municipal Fund

       -----------------------------------------------------------------------
       STATEMENT OF INVESTMENTS (Continued)


                                                                     RATINGS:  MOODY'S/    FACE             MARKET VALUE
                                                                     S&P'S/FITCH'S         AMOUNT           SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (Continued)
       --------------------------------------------------------------------------------------------------------------------
       NJ Transportation Trust Fund, Transportation System RB,
       Series B, 5%, 6/15/17                                         Aa  /AA+ /AA          $   1,000,000    $      928,140
       --------------------------------------------------------------------------------------------------------------------
       NJ Turnpike Authority RRB, Series C, 6.50%, 1/1/16            Baa1/BBB+/A-                950,000         1,035,491
       --------------------------------------------------------------------------------------------------------------------
       NJ Wastewater Treatment Trust RRB, Series A,
       MBIA Insured, 7%, 9/1/07                                      Aaa /AAA /AAA               810,000           943,650
       --------------------------------------------------------------------------------------------------------------------
       North Brunswick Township, NJ GOB, 6.40%, 5/15/08              A1  /A+                     500,000           538,020
       --------------------------------------------------------------------------------------------------------------------
       Ocean Cnty., NJ GOB:
       7.40%, 10/15/00                                               Aa  /AA- /AA              1,000,000         1,107,330
       7.50%, 10/15/01                                               Aa  /AA- /AA                500,000           565,415
       --------------------------------------------------------------------------------------------------------------------
       PAUNYNJ Consolidated RB:
       69th Series, 7.125%, 6/1/25                                   A1  /AA- /AA-               600,000           649,590
       94th Series, 6%, 12/1/14                                      A1  /AA- /AA-               200,000           208,298
       --------------------------------------------------------------------------------------------------------------------
       PAUNYNJ Special Obligation RRB, KIAC-4 Project, 5th
       Installment, 6.75%, 10/1/19                                   NR  /NR                     900,000           920,313
       --------------------------------------------------------------------------------------------------------------------
       Pennsauken Township, NJ BOE COP,
       BIG Insured, 7.70%, 7/15/09                                   Aaa /AAA                    500,000           550,000
       --------------------------------------------------------------------------------------------------------------------
       Sussex Cnty., NJ GOB, General Improvement, AMBAC
       Insured, 6%, 4/1/07                                           Aaa /AAA /AAA               135,000           143,575
                                                                                                            ---------------
                                                                                                                22,605,696
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 13.0%
       --------------------------------------------------------------------------------------------------------------------
       Guam PAU RB, Series A, 6.30%, 10/1/22                         NR  /BBB                    185,000           187,559
       --------------------------------------------------------------------------------------------------------------------
       PR Commonwealth Aqueduct & Sewer Authority RB,
       Escrowed to Maturity, 10.25%, 7/1/09                          Aaa /AAA                    460,000           637,845
       --------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RB, Series Y, 5%, 7/1/36                 Baa1/A                    1,000,000           881,380
       --------------------------------------------------------------------------------------------------------------------
       PR Commonwealth HTAU RRB, Series V, 6.625%, 7/1/12            Baa1/A                      300,000           322,245
       --------------------------------------------------------------------------------------------------------------------
       PR EPAU RB, Unrefunded Balance, Series O, 7.125%,
       7/1/14                                                        Baa1/BBB+                   540,000           579,814
       --------------------------------------------------------------------------------------------------------------------
       PR Industrial Tourist Educational Medical & Environmental
       Control Facilities RB, Polytechnic University Project,
       Series A, 6.50%, 8/1/24                                       NR  /BBB-                   415,000           433,372
       --------------------------------------------------------------------------------------------------------------------
       Virgin Islands Housing FAU Single Family
       RRB, Series A, 6.50%, 3/1/25                                  NR  /AAA                    350,000           355,404
                                                                                                            ---------------
                                                                                                                 3,397,619

       --------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENTS, AT VALUE (Cost $25,629,083)                                                99.5%      26,003,315
       --------------------------------------------------------------------------------------------------------------------
       OTHER ASSETS NET OF LIABILITIES                                                                0.5          129,984
                                                                                             ------------     -------------

       NET ASSETS                                                                                   100.0%  $   26,133,299
                                                                                             ============   ===============



6 Oppenheimer New Jersey Municipal Fund

       ------------------------------------------------------------------------
       STATEMENT OF INVESTMENTS (Continued)

As of January 31, 1997, securities subject to the alternative minimum tax amounted to $4,574,825 or 17.51% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:



       INDUSTRY                                                                            MARKET VALUE         PERCENT
       --------                                                                            ------------         -------

       Hospital/Healthcare                                                                 $   4,542,419                17.5%
       Highways                                                                                4,319,622                16.6
       General Obligation                                                                      4,213,667                16.2
       Sewer Utilities                                                                         2,259,197                 8.7
       Lease Rental                                                                            1,941,257                 7.5
       Water Utilities                                                                         1,853,808                 7.1
       Electric Utilities                                                                      1,687,686                 6.5
       Single Family Housing                                                                   1,557,662                 6.0
       Multi-Family Housing                                                                    1,175,056                 4.5
       Marine/Aviation Facilities                                                                857,888                 3.3
       Corporate Backed                                                                          549,585                 2.1
       Pollution Control                                                                         527,965                 2.0
       Higher Education                                                                          433,372                 1.7
       Sales Tax                                                                                  84,131                 0.3
                                                                                           ==============     ==============
                                                                                           $  26,003,315               100.0%
                                                                                           ==============     ==============


To simplify the listings of the Oppenheimer New Jersey Municipal Fund holdings in the Statement of Investments, we have abbreviated the descriptions of many of the securities per the table below:


       BOE - Board of Education                                   HTAU - Highway & Transportation Authority
       COP - Certificates of Participation                        MH - Multifamily Housing
       EDAU - Economic Development Authority                      MUAU - Municipal Utilities Authority
       EPAU - Electric Power Authority                            PAUNYNJ - Port Authority of New York & New Jersey
       FAU - Finance Authority                                    PAU - Power Authority
       GOB - General Obligation Bonds                             PC - Pollution Control
       HCF - Health Care Facilities                               RB - Revenue Bonds
       HFA - Housing Finance Agency                               RRB - Revenue Refunding Bonds
       HFAU - Health Facilities Authority


       See accompanying Notes to Financial Statements.



7 Oppenheimer New Jersery Municipal Fund

      STATEMENT OF ASSETS AND LIABILITIES January 31, 1997 (Unaudited)



------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ASSETS                          Investments, at value (cost $25,629,083) - see accompanying statement                   $26,003,315
                                ----------------------------------------------------------------------------------------------------
                                Cash                                                                                        405,459
                                ----------------------------------------------------------------------------------------------------
                                Receivables:
                                Interest                                                                                    344,716
                                Shares of beneficial interest sold                                                           65,916
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         4,416
                                                                                                                  ------------------
                                Total assets                                                                             26,823,822

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                     Payables and other liabilities:
                                Investments purchased                                                                       489,833
                                Dividends                                                                                    75,015
                                Shares of beneficial interest redeemed                                                       51,768
                                Trustees' fees                                                                               39,342
                                Distribution and service plan fees                                                            3,363
                                Transfer and shareholder servicing agent fees                                                 1,479
                                Other                                                                                        29,723
                                                                                                                  ------------------
                                Total liabilities                                                                           690,523

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                              $26,133,299
                                                                                                                  ------------------
                                                                                                                  ------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                  Paid-in capital                                                                         $25,786,945
NET ASSETS                      ----------------------------------------------------------------------------------------------------
                                Overdistributed net investment income                                                       (17,852)
                                ----------------------------------------------------------------------------------------------------
                                Accumulated net realized loss on investment transactions                                    (10,026)
                                ----------------------------------------------------------------------------------------------------
                                Net unrealized appreciation on investments - Note 3                                         374,232
                                                                                                                  ------------------

                                Net assets                                                                              $26,133,299
                                                                                                                  ------------------
                                                                                                                  ------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                 Class A Shares:
PER SHARE                       Net asset value and redemption price per share (based on net assets
                                of $12,691,062 and 1,135,968 shares of beneficial interest outstanding)                  $11.17

                                Maximum offering price per share (net asset value plus sales charge
                                of 4.75% of offering price)                                                              $11.73

                                ----------------------------------------------------------------------------------------------------
                                Class B Shares:
                                Net asset value, redemption price and offering price per share (based on net
                                assets of $12,997,685 and 1,164,196 shares of beneficial interest outstanding)           $11.16

                                ----------------------------------------------------------------------------------------------------
                                Class C Shares:
                                Net asset value, redemption price and offering price per share (based on net
                                assets of $444,552 and 39,809 shares of beneficial interest outstanding)                 $11.17

                                See accompanying Notes to Financial Statements.






8 Oppenheimer New Jersey Municipal Fund

                              -------------------------------------------
  STATEMENT OF OPERATIONS For the Six Months Ended January 31, 1997 (Unaudited)



------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               Interest                                                                                   $775,409

------------------------------------------------------------------------------------------------------------------------------------
EXPENSES                        Distribution and service plan fees - Note 4:
                                Class A                                                                                      15,514
                                Class B                                                                                      57,619
                                Class C                                                                                       1,548
                                ----------------------------------------------------------------------------------------------------
                                Management fees - Note 4                                                                     72,493
                                ----------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees - Note 4                                       13,396
                                ----------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                          12,929
                                ----------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                       6,918
                                ----------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses - Note 1                                                          6,774
                                ----------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                                   2,948
                                ----------------------------------------------------------------------------------------------------
                                Insurance expenses                                                                            1,904
                                ----------------------------------------------------------------------------------------------------
                                Registration and filing fees:
                                Class A                                                                                         403
                                Class B                                                                                       1,041
                                Class C                                                                                          82
                                ----------------------------------------------------------------------------------------------------
                                Other                                                                                         1,824
                                                                                                                  ------------------
                                Total expenses                                                                              195,393
                                Less expenses paid indirectly - Note 4                                                       (3,038)
                                Less reimbursement and assumption of expenses by
                                OppenheimerFunds, Inc. - Note 4                                                             (28,885)
                                                                                                                  ------------------

                                Net expenses                                                                                163,470

------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                       611,939

------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                    Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)          Investments                                                                                 (33,876)
                                Closing of futures contracts                                                                 75,975
                                                                                                                  ------------------

                                Net realized gain                                                                            42,099

                                ----------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on investments                        152,913
                                                                                                                  ------------------

                                Net realized and unrealized gain                                                            195,012

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                       $806,951
                                                                                                                  ------------------
                                                                                                                  ------------------

                                See accompanying Notes to Financial Statements.





9 Oppenheimer New Jersey Municipal Fund

                                ------------------------------------------------
                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED
                                                                           JANUARY 31, 1997   PERIOD ENDED       YEAR ENDED
                                                                           (UNAUDITED)        JULY 31, 1996(1)   DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                      Net investment income                                $611,939          $535,517            $553,912
                                ----------------------------------------------------------------------------------------------------
                                Net realized gain (loss)                               42,099           (22,035)             14,709
                                                                                ----------------------------------------------------
                                Net change in unrealized appreciation
                                or depreciation                                       152,913          (185,048)            698,858
                                                                                ----------------------------------------------------
                                Net increase in net assets
                                resulting from operations                             806,951           328,434           1,267,479

------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS     Dividends from net investment income:
TO SHAREHOLDERS                 Class A                                              (336,724)         (320,924)           (359,044)
                                Class B                                              (268,182)         (212,582)           (195,257)
                                Class C                                                (7,033)           (2,007)                (18)
                                ----------------------------------------------------------------------------------------------------
                                Distributions from net realized gain:
                                Class A                                               (22,656)            --                 (7,650)
                                Class B                                               (21,623)            --                 (4,513)
                                Class C                                                  (684)            --                     (1)

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST            Net  increase in net assets  resulting
TRANSACTIONS                    from beneficial interest transactions - Note 2:
                                Class A                                             1,256,876         2,672,488           4,506,035
                                Class B                                             3,188,972         4,601,865           1,958,383
                                Class C                                               311,046            81,113              49,978

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                      Total increase                                      4,906,943         7,148,387           7,215,392
                                ----------------------------------------------------------------------------------------------------
                                Beginning of period                                21,226,356        14,077,969           6,862,577
                                                                                ----------------------------------------------------
                                End of period (including
                                overdistributed net investment
                                income of $17,852, $17,852 and
                                $4, respectively)                                 $26,133,299       $21,226,356         $14,077,969
                                                                                ----------------------------------------------------
                                                                                ----------------------------------------------------

1. The Fund changed its fiscal year end from December 31 to July 31.


See accompanying Notes to Financial Statements.




10 Oppenheimer New Jersey Municipal Fund

       ------------------------------------------------------------------------
       FINANCIAL HIGHLIGHTS

                                    CLASS A                                                        CLASS B
                                    -------------------------------------------------------        ---------------------------------
                                    SIX MONTHS        PERIOD                                       SIX MONTHS         PERIOD
                                    ENDED             ENDED                                        ENDED              ENDED
                                    JANUARY 31,       JULY 31,      YEAR ENDED DECEMBER 31,        JANUARY 31,        JULY 31,
                                    1997 (UNAUDITED)   1996(2)        1995           1994(3)       1997 (UNAUDITED)    1996(2)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value,
beginning of period                    $11.10            $11.26       $10.41          $11.43            $11.09           $11.25
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .31               .36          .61             .49               .27              .31
Net realized and unrealized gain (loss)   .09              (.16)         .86           (1.02)              .09             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
from investment
operations                                .40               .20         1.47            (.53)              .36              .15
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income     (.31)             (.36)        (.61)           (.49)             (.27)            (.31)
Distributions from net realized gain     (.02)               --         (.01)            --               (.02)             --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.33)             (.36)        (.62)           (.49)             (.29)            (.31)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $11.17            $11.10       $11.26          $10.41            $11.16           $11.09
                                       =============================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)      3.64%             1.80%       14.42%          (4.63)%            3.24%            1.34%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets,
end of period (in thousands)          $12,691           $11,354       $8,806          $3,877           $12,998           $9,740
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)     $12,310           $10,036       $6,504          $2,506           $11,430           $7,774
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                 5.43%(6)          5.49%(6)        5.51%         5.57%(6)          4.65%(6)          4.70%(6)
Expenses, before reimbursement
and voluntary assumption by the
Manager or Distributor(7)             1.24%(6)          1.64%(6)        1.75%         1.46%(6)          2.00%(6)          2.40%(6)
Expenses, net of reimbursement
and voluntary assumption by the
Manager or Distributor                0.98%(6)          0.97%(6)        0.80%         0.31%(6)          1.74%(6)          1.74%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)             9.7%              33.1%          7.4%            17.3%             9.7%              33.1%


1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Ratios during this period would not be indicative of future results.
6. Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $7,299,239 and $2,284,693, respectively.
See accompanying Notes to Financial Statements.

11 Oppenheimer New Jersey Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)



                                              Class B (Continued)             Class C
                                              -----------------------------  ---------------------------------------------------
                                                                              SIX MONTHS       PERIOD
                                                                              ENDED            ENDED         PERIOD ENDED
                                              YEAR ENDED DECEMBER 31,         JANUARY 31,      JULY 31,      DECEMBER 31,
                                                 1995            1994(3)      1997 (UNAUDITED) 1996(2)         1995(1)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $10.40            $11.43       $11.09          $11.25            $11.01
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .53               .41          .27             .30               .19
Net realized and unrealized gain (loss)                 .86             (1.02)         .09            (.16)              .25
--------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                             1.39              (.61)         .36             .14               .44
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.53)             (.42)        (.26)           (.30)             (.19)
Distributions from net realized gain                   (.01)              --          (.02)            --               (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                        (.54)             (.42)        (.28)           (.30)             (.20)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $11.25            $10.40       $11.17          $11.09            $11.25
                                              ==================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                   13.59%            (5.39)%       3.30%           1.29%             4.07%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)             $5,222            $2,986         $445            $132               $50
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $4,080            $1,841         $307             $74                $3
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.79%           4.76%(6)        4.54%(6)        4.66%(6)           --(5)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)            2.49%           2.29%(6)        1.98%(6)        2.48%(6)           --(5)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor               1.53%           1.14%(6)        1.77%(6)        1.81%(6)           --(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                              7.4%           17.3%            9.7%           33.1%              7.4%



1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2.  The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Ratios during this period would not be indicative of future results.
6. Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1997 were $7,299,239 and $2,284,693, respectively.
See accompanying Notes to Financial Statements.

12 Oppenheimer New Jersey Municipal Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New Jersey Municipal Fund (the Fund), formerly named Oppenheimer
New Jersey Tax-Exempt Fund, is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes for individual investors as is available from municipal securities that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses
(other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on invest-ments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1997, a reduction of $510 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $36,816 at January 31, 1997.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.





13 Oppenheimer New Jersey Municipal Fund

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                              Six Months Ended January 31,     Period Ended July 31,           Year Ended December 31,
                              1997                             1996(2)                         1995(1)
                              Shares            Amount         Shares         Amount           Shares        Amount

     Class A:
     Sold                        234,028        $2,611,579       325,900      $3,619,573        491,477       $ 5,411,078
     Dividends reinvested         22,082           246,635        19,711         217,924         21,117           233,177
     Redeemed                   (143,353)       (1,601,338)     (104,674)     (1,165,009)      (102,930)       (1,138,220)
                                ---------       -----------     ---------     -----------      ---------      ------------
     Net increase                112,757        $1,256,876       240,937      $2,672,488        409,664       $ 4,506,035
                                =========       ===========     =========     ===========      =========      ===========

     Class B:
     Sold                        306,608        $3,417,754       458,042      $5,089,081        257,922       $ 2,845,886
     Dividends reinvested         16,836           187,950        12,354         136,326         11,729           129,351
     Redeemed                    (37,440)         (416,732)      (56,298)       (623,542)       (92,736)       (1,016,854)
                                ---------       -----------     ---------     -----------      ---------      ------------
     Net increase                286,004        $3,188,972       414,098      $4,601,865        176,915       $ 1,958,383
                                =========       ===========     =========     ===========      =========      ===========

     Class C:
     Sold                         32,460        $  361,407        11,763      $  130,464          4,551       $    51,000
     Dividends reinvested            464             5,180           144           1,592             --               --
     Redeemed                     (4,981)          (55,541)       (4,501)        (50,943)           (91)           (1,022)
                                ---------       -----------     ---------     -----------      ---------      ------------
     Net increase                 27,943        $  311,046         7,406      $   81,113          4,460       $    49,978
                                =========       ===========     =========     ===========      =========      ===========



1. For the year ended December 31, 1995 for Class A and Class B shares, and for the period from August 29, 1995 (inception of offering), to December 31, 1995, for Class C shares.
2. The Fund changed its fiscal year end from December 31 to July 31.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At January 31, 1997, net unrealized appreciation on investments of $374,232 was composed of gross appreciation of $523,163, and gross depreciation of $148,931.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% on the first $200 million of net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on net assets in excess of $1 billion. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the most stringent applicable regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

14 Oppenheimer New Jersey Municipal Fund

For the six months ended January 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $77,778, of which $15,970 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $132,514 and $3,230, of which $1,339 was paid to an affiliated broker/dealer for Class B shares. During the six months ended January 31, 1997, OFDI received contingent deferred sales charges of $8,718 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the six months ended January 31, 1997, OFDI retained $48,275 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of January 31, 1997, OFDI had incurred unreimbursed expenses of $479,007 for Class B.

The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended Janaury 31, 1997, OFDI retained $35,539 as reimbursement for Class C sales commissions and service fee advances, as well as financial costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of January 31, 1997, OFDI had incurred unreimbursed expenses of $4,983 for Class C.

5. FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.


15 Oppenheimer New Jersey Municipal Fund

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Risk of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.





























16 Oppenheimer New Jersey Municipal Fund

OPPENHEIMER NEW JERSEY MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust


     OFFICERS AND TRUSTEES
                         Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Caryn R. Halbrecht, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary


     INVESTMENT ADVISER  OppenheimerFunds, Inc.

     DISTRIBUTOR         OppenheimerFunds Distributor, Inc.

     TRANSFER AND        OppenheimerFunds Services
     SHAREHOLDER
     SERVICING
     AGENT

     CUSTODIAN OF        Citibank, N.A.
     PORTFOLIO
     SECURITIES

     INDEPENDENT
     AUDITORS            KPMG Peat Marwick LLP

     LEGAL COUNSEL       Gordon Altman Butowsky Weitzen Shalov & Wein


     The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

     This is a copy of a report to shareholders of Oppenheimer New Jersey Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New Jersey Municipal Fund. For material information concerning the Fund, see the Prospectus.

     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.







17 Oppenheimer New Jersey Municipal Fund